UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 28, 2007
PARKER DRILLING COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-7573	73-0618660
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1401 Enclave Parkway, Suite 600
Houston, Texas 77077	77077
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (281) 406-2000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 3.02 Unregistered Sales of Equity Securities
Item 9.01 Financial Statements and Exhibits
SIGNATURE
Underwriting Agreement Dated June 28, 2007
Indenture
Confirmation of Convertible Bond Hedge Transaction with Bank of America, N.A.
Confirmation of Convertible Bond Hedge Transaction with Deutsche Bank AG, London Branch
Confirmation of Convertible Bond Hedge Transaction with Lehman Brothers OTC Derivatives Inc.
Confirmation of Issuer Warrant Transaction with Bank of America, N.A.
Confirmation of Issuer Warrant Transaction with Deutsche Bank AG, London Branch
Confirmation of Issuer Warrant Transaction with Lehman Brothers OTC Derivatives Inc.
Amendment to Confirmation of Issuer Warrant Trasaction with Bank of America, N.A.
Amendment to Confirmation of Issuer Warrant Trasaction with Deutsche Bank AG, London Branch
Amendment to Confirmation of Issuer Warrant Trasaction with Lehman Brothers OTC Derivatives Inc.

Item 1.01. Entry into a Material Definitive Agreement
Offering of Convertible Senior Notes
     On July 5, 2007, Parker Drilling Company (the “Company”) completed its public offering of $125 million aggregate principal amount of its 2.125% Convertible Senior Notes due 2012 (the “Notes”), pursuant to the Company’s Registration Statement on Form S-3 (Registration No. 333-144111) and the related prospectus dated June 28, 2007 filed with the SEC under Rule 424(b) of the Securities Act of 1933. The Notes sold in the offering included $10 million aggregate principal amount of Notes subject to the Underwriters’ over-allotment option, which was exercised in full on June 29, 2007. The Notes were offered and sold pursuant to an Underwriting Agreement with the guarantors named therein (the “Guarantors”) and the several underwriters named therein, for whom Banc of America Securities LLC acted as the representative (collectively, the “Underwriters”). The Notes were issued pursuant to an Indenture dated July 5, 2007 among the Company, the Guarantors and The Bank of New York Trust Company, N.A., as Trustee (the “Indenture”). The offering closed on July 5, 2007.
     A copy of the Indenture is attached hereto as Exhibit 4.1 and is incorporated herein by reference. A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference. The summaries of the Underwriting Agreement and the Indenture are qualified in their entirety by reference to the text of such agreements in such exhibits.
Convertible Note Hedge and Warrant Transactions
     On June 28, 2007, in connection with the offering of the Notes, the Company also entered into separate convertible note hedge transactions (collectively, the “convertible hedge transactions”) with respect to the Company’s common stock, par value $0.16 2/3 per share (the “Common Stock”), with each of Bank of America, N.A., Deutsche Bank AG, London Branch and Lehman Brothers OTC Derivatives Inc. (collectively, the “Hedge Participants”). The convertible hedge transactions cover, subject to customary anti-dilution adjustments, approximately 9.0 million shares of the Company’s Common Stock. Separately and concurrently with entering into the convertible hedge transactions, the Company also entered into warrant transactions (collectively, the “warrant transactions”) with the Hedge Participants whereby the Company sold to the Hedge Participants warrants to acquire, subject to customary anti-dilution adjustments, up to approximately 9.0 million shares of the Company’s common stock. On June 29, 2007, the underwriters exercised their over-allotment option to purchase additional Notes pursuant to the Underwriting Agreement and accordingly, the Company used a portion of the net proceeds from the sale of the additional Notes to enter into additional convertible hedge transactions and, on the same date, entered into additional warrant transactions with the Hedge Participants pursuant to amendments to the Confirmations with the Hedge Participants relating to the warrant transactions (the “Amendments”).
     The convertible hedge and issuer warrant transactions are separate transactions entered into by the Company with the Hedge Participants, are not part of the terms of the Notes and will not affect the holders’ rights under the Notes. Holders of the Notes will not have any rights with respect to the convertible hedge and warrant transactions.

     Copies of the Confirmations relating to the convertible hedge transactions are attached hereto as Exhibit 10.1, 10.2 and 10.3 and are incorporated herein by reference. In addition, copies of the Confirmations relating to the warrant transactions and the Amendments to such Confirmations are attached hereto as Exhibits 10.4, 10.5, 10.6, 10.7, 10.8 and 10.9 and are incorporated herein by reference. The summaries of the terms of the Confirmations and the Amendments in this Item 1.01 are qualified in their entirety by reference to the text of such agreements in such exhibits.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
     The information included in Item 1.01 above regarding the Indenture is incorporated by reference into this Item 2.03.
Item 3.02 Unregistered Sales of Equity Securities
     The information included in Item 1.01 above regarding the warrant transactions is incorporated by reference into this Item 3.02.

Item 9.01 Financial Statements and Exhibits.
(c) Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description

1.1	Underwriting Agreement, dated June 28, 2007, among Parker Drilling Company, the guarantors named therein and Banc of America Securities LLC, as representative of the several underwriters named therein.

4.1	Indenture, dated as of July 5, 2007, among Parker Drilling Company, the guarantors from time to time party thereto, and The Bank of New York Trust Company, N.A.

4.2	Form of Note (included in Exhibit 4.1).

10.1	Confirmation of Convertible Bond Hedge Transaction, dated as of June 28, 2007, by and between Parker Drilling Company and Bank of America, N.A.

10.2	Confirmation of Convertible Bond Hedge Transaction, dated as of June 28, 2007, by and between Parker Drilling Company and Deutsche Bank AG, London Branch.

10.3	Confirmation of Convertible Bond Hedge Transaction, dated as of June 28, 2007, by and between Parker Drilling Company and Lehman Brothers OTC Derivatives Inc.

10.4	Confirmation of Issuer Warrant Transaction dated as of June 28, 2007, by and between Parker Drilling Company and Bank of America, N.A.

10.5	Confirmation of Issuer Warrant Transaction, dated as of June 28, 2007, by and between Parker Drilling Company and Deutsche Bank AG, London Branch.

10.6	Confirmation of Issuer Warrant Transaction dated as of June 28, 2007, by and between Parker Drilling Company and Lehman Brothers OTC Derivatives Inc.

10.7	Amendment to Confirmation of Issuer Warrant Transaction dated as of June 29, 2007, by and between Parker Drilling Company and Bank of America, N.A.

10.8	Amendment to Confirmation of Issuer Warrant Transaction, dated as of June 29, 2007, by and between Parker Drilling Company and Deutsche Bank AG, London Branch.

Exhibit No.	Description

10.9	Amendment to Confirmation of Issuer Warrant Transaction, dated as of June 29, 2007, by and between Parker Drilling Company and Lehman Brothers OTC Derivatives Inc.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARKER DRILLING COMPANY
Dated: July 5, 2007	By:	/s/ Ronald C. Potter
Ronald C. Potter
Vice President and General Counsel

EXHIBIT INDEX

Exhibit
Number	Description

1.1	Underwriting Agreement, dated June 28, 2007, among Parker Drilling Company, the guarantors named therein and Banc of America Securities LLC, as representative of the several underwriters named therein.

4.1	Indenture, dated as of July 5, 2007, among Parker Drilling Company, the guarantors from time to time party thereto, and The Bank of New York Trust Company, N.A.

4.2	Form of Note (included in Exhibit 4.1).

10.1	Confirmation of Convertible Bond Hedge Transaction, dated as of June 28, 2007, by and between Parker Drilling Company and Bank of America, N.A.

10.2	Confirmation of Convertible Bond Hedge Transaction, dated as of June 28, 2007, by and between Parker Drilling Company and Deutsche Bank AG, London Branch.

10.3	Confirmation of Convertible Bond Hedge Transaction, dated as of June 28, 2007, by and between Parker Drilling Company and Lehman Brothers OTC Derivatives Inc.

10.4	Confirmation of Issuer Warrant Transaction dated as of June 28, 2007, by and between Parker Drilling Company and Bank of America, N.A.

10.5	Confirmation of Issuer Warrant Transaction, dated as of June 28, 2007, by and between Parker Drilling Company and Deutsche Bank AG, London Branch.

10.6	Confirmation of Issuer Warrant Transaction dated as of June 28, 2007, by and between Parker Drilling Company and Lehman Brothers OTC Derivatives Inc.

10.7	Amendment to Confirmation of Issuer Warrant Transaction dated as of June 29, 2007, by and between Parker Drilling Company and Bank of America, N.A.

10.8	Amendment to Confirmation of Issuer Warrant Transaction, dated as of June 29, 2007, by and between Parker Drilling Company and Deutsche Bank AG, London Branch.

Exhibit
Number	Description

10.9	Amendment to Confirmation of Issuer Warrant Transaction, dated as of June 29, 2007, by and between Parker Drilling Company and Lehman Brothers OTC Derivatives Inc.